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CONFIDENTIAL                                                       Exhibit 10.28

                      CONFIDENTIAL TREATMENT REQUESTED*


                               AUTOMOTIVE PROGRAM
                      ADVERTISING AND PROMOTION AGREEMENT

     This Advertising and Promotion Agreement (this "Agreement") is entered into
                                                     ---------
as of June  14, 1999 (the "Effective Date") between Yahoo! Inc., a Delaware
                           --------------
corporation with offices at 3420 Central Expressway, Santa Clara, CA 95051 ("Yahoo") and Autoweb.com Inc., a California corporation with offices at 3270
 -------
Jay Street, Bldg. 6, Santa Clara, CA 95054 ("Autoweb").

     In consideration of the mutual promises contained in this Agreement, Yahoo and Autoweb hereby agree as follows:

1.   Definitions.
     -----------

     The following terms are used in this Agreement with the respective meanings set forth below:

     "Autoweb Banner" shall mean an advertising promotion substantially similar
      --------------
in form as that set forth on Exhibit B that: (a) promotes the on-line sale of
                             ---------
Auto Products, (b) has dimensions no larger than 468 pixels wide by 60 pixels high, (c) does not have "looped" animation, (d) does not have any animation longer than six seconds, (e) has a file size of no greater than 12K, and (f) will permit users to navigate directly to a Page on the Autoweb Site relating to the Autoweb Banner content. Yahoo may modify these specifications at its discretion, provided that any such modification does not have a material adverse impact on the Autoweb Banner.

     "Autoweb Banner Pages" shall mean those Pages identified as such on Exhibit
      --------------------                                               -------
A.
-

     "Autoweb Button" shall mean a link substantially similar in form as that
      --------------
set forth on Exhibit B that: (a) contains an Autoweb logo and has dimensions no
             ---------
larger than 88 pixels wide by 31 pixels high, (b) does not contain animation,
(c) has a file size of no greater than 2K, (d) contains alt text of no more than ten (10) characters (including spaces), or such greater number of alt text characters afforded to any other U.S. based Yahoo advertiser with a similar merchant button, (e) and will permit users to navigate directly to a Page on the Autoweb Site relating to the Page on which such Autoweb Button appears. Yahoo may modify these specifications at its discretion, provided that any such modification does not have a material adverse impact on the Autoweb Button.

     "Autoweb Button Keyword" shall mean those keywords identified as such on
      ----------------------
Exhibit A; provided that, Yahoo may substitute any such keyword for a comparable
---------
keyword in its reasonable discretion.

     "Autoweb Button Pages" shall mean the Autoweb Category Pages, Autoweb Auto
      --------------------
Pages, Autoweb Button Search Results Pages, Autoweb Classified Pages, Autoweb Message Board Pages and Autoweb Yellow Pages.

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

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     "Autoweb Button Pages Area" shall mean the area on the Autoweb Button Pages
      -------------------------
on which the Autoweb Button appears (together with other merchant or Yahoo buttons). Such area may involve buttons appearing vertically or horizontally.

     "Autoweb Button Search Results Pages" shall mean those Pages displayed upon
      -----------------------------------
a user's searching the Yahoo Main Site for an Autoweb Button Keyword.

     "Autoweb Category Pages" shall mean those Pages identified as such on
      ----------------------
Exhibit A.
---------

     "Autoweb Classified Link" shall mean a text link substantially similar in
      -----------------------
form as that set forth on Exhibit B that will permit users to navigate directly
                          ---------
to a Page on the Autoweb Site relating to the Autoweb Listing to which the text link refers.

     "Autoweb Competitor" shall mean the Auto Merchants listed on Exhibit E to
      ------------------                                          ---------
this Agreement; provided that, Autoweb may add additional Auto Merchants to such list upon giving sixty (60) days written notice to Yahoo; provided further that, Autoweb may add to the list of Autoweb Competitors only third-party, non manufacturer, auto buying/selling services substantially similar to those auto buying/selling services set forth on Exhibit E. To the extent that the parties
                                     ---------
have any disagreement as to whether an entity has been properly designated an Autoweb Competitor, the parties agree to allow an Independent, Industry-Recognized Third Party to resolve the matter.

     "Autoweb Content" shall mean auto related content owned by Autoweb, not
      ---------------
including content licensed by Autoweb.

     "Autoweb Front Page Promotion" shall mean a promotion substantially similar
      ----------------------------
in form as that set forth on Exhibit B, that will appear on the home page of the
                             ---------
Yahoo Main Site, currently located at http://www.yahoo.com/ and in all cases comply with Yahoo's current front-page promotion guidelines attached as Exhibit
                                                                        -------
D, which may be modified by Yahoo at its discretion.
-

     "Autoweb Link" shall mean any link placed by Yahoo under this Agreement,
      ------------
including, without limitation, the Autoweb Banner, Autoweb Button, Autoweb Module, Autoweb Yellow Page Module, and Autoweb Classified Link.

     "Autoweb Listings" shall mean those new and used car listings appearing on
      ----------------
the Autoweb Site.

     "Auto Merchant" shall mean any company or other entity that derives revenue
      -------------
through the on-line sale of Auto Products.

     "Auto Merchant Program" shall mean Yahoo's program consisting of certain
      ---------------------
marketing, advertising and promotional activities with Auto Merchants as further described in this Agreement.

     "Autoweb Module" shall mean a promotion substantially similar in form as
      --------------
that set forth on Exhibit B that: (a) has dimensions no larger than 125 pixels
                  ---------
wide by 125 pixels high, (b)

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contains two lines of text, with no more than twenty (20) characters of text
(including spaces) in each line, (c) contains no more than six (6) seconds of animation (with no looping), (d) is in GIF format, (e) has a file size no greater than 4K, and (f) will permit users to navigate directly to a Page on the Autoweb Site relating to the Auto Product promoted in the module. Yahoo may modify these specifications at its discretion, provided that any such modification does not have a material adverse impact on the Autoweb Module.

     "Autoweb Module Pages" shall mean the Autoweb Auto Pages and Autoweb
      --------------------
Classified Pages.

     "Auto Products" shall mean autos and related goods and services.
      -------------

     "Autoweb Site" shall mean the web site owned by Autoweb currently located
      ------------
at http://www.autoweb.com.
   ----------------------

     "Autoweb Yellow Page Module" shall mean a promotion substantially similar
      --------------------------
in form as that set forth on Exhibit B that: (a) has dimensions no larger than
                             ---------
105 pixels wide by 60 pixels high, (b) contains two lines of text, with no more than twenty (20) characters of text (including spaces) in each line, (c) contains no more than six (6) seconds of animation (with no looping), (d) has a file size no greater than 3K, and (e) will permit users to navigate directly to a Page on the Autoweb Site relating to the Auto Product promoted in the module. Yahoo may modify these specifications at its discretion, provided that any such modification does not have a material adverse impact on the Autoweb Yellow Page Module.

     "Autoweb Yellow Pages" shall mean those Pages identified as such on Exhibit
      --------------------                                               -------
A.
-

     "Click-Through" shall mean a user's pressing or "clicking" on any Autoweb
      -------------
Button, Autoweb Module, or Autoweb Yellow Page Module, as each is measured by Yahoo's advertiser reporting system.

     "December 1998 Agreement" shall mean that Advertising and Promotion
      -----------------------
Agreement, between Autoweb and Yahoo, dated December 17, 1998.

     "EZ Wheel Lead" shall mean the collection of information from an individual
      -------------
through the following EZ Wheel Program fields: (i) first name; (ii) last name;
(iii) email address; (iv) year, make, and model of the participant's current vehicle; (v) when the participant plans to purchase their next vehicle; (vi) gender; (vii) street address; (viii) city; (ix) state; (x) zip code; (xi) phone number; (xii) trade-in information (if applicable); and (xiii) type of car to be purchased. In addition, to qualify as an EZ Wheel Lead, the individual from which the foregoing information has been collected must also "opt in" (through a dialogue box or similar mechanism) to receive additional information from Autoweb or an authorized Autoweb dealer (the specific language relating to such opt-in feature to be mutually agreed upon by the parties and similar to the following: "Yes, I would like to learn more information about this vehicle from my local Autoweb dealer. Please provide them with the data collected on this page so that they can contact me to provide some useful information and facilitate the purchase of my vehicle.").

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     "EZ Wheel Program" shall mean that interactive, lead-generating program,
      ----------------
promoted throughout the Yahoo Properties (including auto related areas), whereby participants view sponsors' pages and answer questions in exchange for entries towards a drawing for a cash prize to be used towards the lease of an auto chosen by the winner.

     "EZ Wheel Lead Threshold" shall mean [*] EZ Wheel Leads.
      -----------------------

     "January Launch Date" shall mean the date on which Yahoo activates an
      -------------------
Autoweb Button; provided that, the parties anticipate the Launch Date to be on January 15, 2000.

     "Page" means any World Wide Web page (or, for online media other than Web
      ----
sites, the equivalent unit of the relevant protocol).

     "Page View" shall mean a user's request for a Page as measured by Yahoo's
      ---------
advertising reporting system.

     "Run of Network" shall mean banners rotating throughout the Yahoo
      --------------
Properties.

     "September Launch Date" shall mean the date on which Yahoo activates an
      ---------------------
Autoweb Banner; provided that, the parties anticipate the September Launch Date to be on September 1, 1999.

     "Term" shall mean the period beginning on the Effective Date and continuing
      ----
for a period of two (2) years following the September Launch Date.

     "Yahoo Main Site" shall mean Yahoo's principal U.S. based directory to the
      ---------------
World Wide Web currently located at http://www.yahoo.com.
                                    --------------------

     "Yahoo Properties" shall mean any Yahoo branded or co-branded media
      ----------------
properties, including, without limitation, Internet guides, that are developed in whole or in part by Yahoo or its affiliates.


     2.   Autoweb Banner.
          --------------

     2.1 Beginning on the September Launch Date, Yahoo shall provide the Autoweb Banner, on a rotating basis until its Page View obligations under Section 9 are met, on the Autoweb Banner Pages and Run of Network.

     3.   Autoweb Buttons.
          ---------------

          3.1 Beginning on the January Launch Date and continuing through the Term, Yahoo shall provide the Autoweb Button on the Autoweb Button Pages. The Autoweb Button's placement on the Autoweb Button Pages shall (i) rotate equally with and appear no less prominently (in terms of size) than any other buttons appearing in the Autoweb Button Pages Area (consistent with the

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

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               limited exclusivity provision of Section 8), provided that no more than [*] buttons (including no more than [*] such auto-related buttons) shall appear in the Autoweb Button Pages Area, and (ii) appear more prominently (in terms of placement (i.e., above)) than any Yahoo branded button in an Autoweb Button Pages Area that displays buttons in a vertical manner. Yahoo shall provide up to [*] text links to accompany the Autoweb
               Button on the Autoweb Button Pages. In no case shall any Autoweb Button text link exceed sixteen (16) characters. Further, each Autoweb Button text link shall promote Auto Products and permit users to navigate via a link directly to a Page on the Autoweb Site relating to the Auto Products relevant to the Autoweb Button Page on which such text link appears.

     4.   Autoweb Modules.
          ---------------

          4.1 Beginning on the January Launch Date, Yahoo shall provide, on a rotating basis until its Page View obligations under Section 9 are met: (i) the Autoweb Module on the Autoweb Module Pages; and
               (ii) the Autoweb Yellow Page Module on the Autoweb Yellow Pages.

     5.   EZ Wheel Leads.
          --------------

          5.1 During the Term, Yahoo shall deliver a minimum of [*] EZ Wheel Leads. In the event that Yahoo fails to deliver the number of EZ Wheel Leads referred to in this Section 5.1 by the expiration of the Term, at Yahoo's option, Yahoo will either (i) "make good" the shortfall by extending its obligations under this Section 5.1 beyond the end of the Term until such EZ Wheel Lead obligation is satisfied; or (ii) refund Autoweb an amount equal to [*] ($*) for each EZ Wheel Lead below the EZ Wheel Lead Threshold.

     6.   Autoweb Classified Links.
          ------------------------

          6.1 Yahoo shall provide an Autoweb Classified Link for each Autoweb Listing. The Autoweb Listings shall be placed in the appropriate categories of the Yahoo auto classifieds service (categorized by location, type of listing and auto trim line). Within each category, beginning on the January Launch Date, Yahoo agrees that up to [*] applicable Autoweb Listings (in terms of the user's search preferences) shall have a right of preferred placement on each of page of the default search results for such category (i.e., in accordance with Yahoo's sorting procedure, up to [*] Autoweb Listings shall appear above similarly sorted non-preferred listings). The Autoweb Listings shall be provided by Autoweb to Yahoo pursuant to Yahoo's specifications (e.g., Autoweb shall categorize the Autoweb Listings for either preferred placement or general placement, with no overlap between the categories) and shall be updated by Autoweb on a regular basis. Notwithstanding anything to the contrary, however, the parties agree that Yahoo shall retain:
               (i) the absolute

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

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               right to modify the manner in which a preferred placement is provided; and (ii) the sole editorial control and final approval over the inclusion, content and placement of all Autoweb Listings (provided that Yahoo agrees to exercise this right in good faith).

     7.   Implementation.
          ---------------

          7.1 Subject to the provisions of this Agreement, Yahoo will be solely responsible for the user interface and placement of the Autoweb Links and Autoweb shall be solely responsible for and shall provide Yahoo with all artwork and design elements of the Autoweb Links.

          7.2 Autoweb shall promptly provide Yahoo all URLs, URL formats (as applicable), content, and other materials necessary for Yahoo to provide the Autoweb Links. All content and material contained in the Autoweb Links is subject to Yahoo's approval and must comply with all applicable federal, state and local laws, rules and regulations, including, without limitation, consumer protection laws and rules and regulations governing product claims, truth in labeling, and false advertising.

          7.3 During the Term, Autoweb hereby grants to Yahoo a non-exclusive worldwide, fully paid license to use, reproduce and display the Autoweb Listings, and the Autoweb name and logo (i) to indicate the location of the Autoweb Links as set forth herein and (ii) in connection with the marketing and promotion of Autoweb in the Yahoo Properties.

          7.4 In no event shall any initial Page on the Autoweb Site to which users click-through from an Autoweb Button, Autoweb Module or Autoweb Yellow Page Module contain graphic or textual hyperlinks, banner advertisements or promotions of any of the following Yahoo competitors: Amazon, eBay, Excite, Lycos, Microsoft, America Online, Netscape, Snap.com, NBCi, CNET and Infoseek/Go Network, and their successors; provided that, Yahoo may add additional entities that compete directly with Yahoo in connection with its internet services to such list upon giving sixty (60) days written notice to Autoweb.

          7.5 Autoweb shall place a Yahoo graphic link on those Pages of the Autoweb Site to which users click-through from any Autoweb Link other than the Autoweb Banner. Such Yahoo graphic link shall (a) be placed in a manner approved by Yahoo (b) contain the Yahoo name and logo as provided by Yahoo and (c) directly link the user back to a Page on the Yahoo Properties designated by Yahoo.

          7.6 During the Term, Yahoo hereby grants to Autoweb a non-exclusive, worldwide, fully paid license to use, reproduce and display the Yahoo name

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               and logo (i) to indicate the location of the Yahoo graphic links as set forth herein and (ii) to otherwise meet Autoweb's obligations under this Agreement.

          7.7 The Autoweb Site shall comply with the scale, speed and performance requirements mutually agreed upon by the parties but in no event less than that provided by the Yahoo Main Site.

          7.8 For the EZ Wheel Program, Yahoo shall comply with all applicable laws and regulations relating to contests and sweepstakes.

          7.9 In the event that Yahoo makes any changes to the Yahoo Properties that preclude placement of the Autoweb Links specified in the agreement Yahoo shall substitute similarly prominent auto-related locations.


     8.   Limited Exclusivity; Right of First Presentation; Autoweb Content.
          -----------------------------------------------------------------

          8.1 Beginning on the January Launch Date and continuing through the end of the Term, Yahoo shall not include advertising (i.e., merchant banners, buttons or modules) of any Autoweb Competitor on the Autoweb Button Pages. In addition, with respect to the EZ Wheel Program, Yahoo shall not include any advertising for or permit any participation by any Autoweb Competitor. For clarity, the parties acknowledge that the foregoing limited exclusivity provision of this Section 8.1 shall not preclude Yahoo from: (i) promoting or placing banners, buttons, modules, or any other advertising of any entity (including Autoweb Competitors) on any Page, other than the Autoweb Button Pages or EZ Wheel Program, within the Yahoo Properties; and (ii) promoting or placing banners, buttons, modules or any other advertising of any entity (including Yahoo), other than Autoweb Competitors, on the Autoweb Button Pages or EZ Wheel Program. Further, notwithstanding anything in this Section 8.1 to the contrary, under no circumstances shall Yahoo be precluded from posting any content from any entity (including an Autoweb Competitor) with appropriate attribution, on any Yahoo Property (including the Autoweb Button Pages), in a manner similar to those content relationships that Yahoo has as of the Effective Date with Edmunds and/or Kelly Blue Book.

          8.2 Within thirty (30) days prior to the expiration of the Term, Yahoo will provide written notice to Autoweb in the event that Yahoo, at its sole discretion, elects to extend this Auto Merchant Program. Yahoo shall describe Yahoo's reasonable business requirements for the extension in its written notice to Autoweb. The parties will use good-faith efforts to negotiate and execute a written extension to this Agreement under reasonable terms and conditions. If Autoweb declines to commence negotiations with Yahoo within five (5) days after receiving such written notice from Yahoo, or if the parties fail to reach agreement within thirty (30) days following the commencement of good faith negotiations (or such later date as is agreed by the parties), Yahoo may offer

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               the opportunity to any third party. The parties acknowledge that the promotional opportunities and terms offered in any extension of this Auto Merchant Program may differ substantially from those contained in this Agreement. Further, under no circumstances shall the foregoing right of presentation be deemed to restrict Yahoo's ability to extend merchant positions in a subsequent Auto Merchant Program to third parties.

          8.3 During the Term, Autoweb shall apprise Yahoo of Autoweb Content as such content is developed. Yahoo shall, in its sole discretion, consider Autoweb Content for inclusion in appropriate areas of Yahoo Properties; provided that, under no circumstances shall Yahoo be under any obligation, express or implied, to include any Autoweb Content in any Yahoo Property. In the event that Yahoo chooses to include Autoweb Content on any Yahoo Property, the terms of such inclusion shall be mutually agreed upon by the parties.

     9.   Page Views.
          ----------

          9.1 With respect to the Autoweb Links, Yahoo shall deliver a minimum of [*] Page Views.

          9.2 Yahoo shall use reasonable commercial efforts to deliver Autoweb Banner Page Views in accordance with the schedule attached as Exhibit F. The minimum numbers of aggregate Page Views to be
               ---------
               delivered in each category are as follows: [*] Page Views of the Autoweb Front Page Promotion; [*] Page Views of the Autoweb Banner in the My Yahoo category of the Autoweb Banner Pages; [*] Page Views of the Autoweb Banner on the Yahoo Auto Chat category of the Autoweb Banner Pages; [*] Page Views of the Autoweb Banner in the Net Events category of the Autoweb Banner Pages; [*] Page Views of the Auto Web Banner in the Sports Auto Pages category of the Autoweb Banner Pages; [*] Page Views of the Autoweb Banner on Run of Network; [*] Page Views of the Autoweb Button, Autoweb Module and Autoweb Yellow Page Module. Notwithstanding the foregoing, Yahoo's Page View obligations are with respect to the program as a whole as set forth in Section 9.1 above and Yahoo shall not be in breach of this Agreement for failure to deliver the number of Page Views in any of the areas set forth in this
               Section 9.2.

          9.3 In the event that Yahoo fails to deliver the number of Page Views referred to in Section 9.1 at the expiration of the Term, Yahoo will "make good" the shortfall by extending its obligations under Sections 2, 3 and 4 in the areas of the Yahoo Main Site set forth therein (or similar inventory) beyond the end of the Term until such Page View obligation is satisfied. The provisions set forth in this

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

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               Section 9.3 set forth the entire liability of Yahoo, and
               Autoweb's sole remedy, for Yahoo's breach of its Page View obligations set forth in this Section 9.

           9.4 Yahoo shall provide Autoweb access to an electronic database that describes (in reasonable detail) Yahoo's calculation of the Page Views delivered during the period.

           9.5 In the event that Autoweb desires to alter the Autoweb Banner Run of Network Page View delivery schedule, Yahoo shall use commercially reasonable efforts to accommodate such request (a "Change Request") based on inventory availability; provided that, Autoweb agrees that (i) no Change Request shall involve altering more than [*] percent (*%) of such scheduled inventory for any given month; (ii) Autoweb shall provide Yahoo no less than thirty (30) days written notice prior to the date it desires any Change Request to take effect; and (iii) any Page Views subject to a Change Request shall be delivered within sixty (60) days of the month in which such Page Views were originally scheduled. For clarity, the parties acknowledge that Change Requests shall involve only the scheduling of when Page Views are delivered and shall not involve any change to the Autoweb Banner Pages.

     10.  Compensation.
          ------------

          10.1 Slotting Fee.  In consideration of Yahoo's performance and
               ------------
               obligations as set forth herein, Autoweb will pay Yahoo non-refundable slotting fee equal to [*] dollars ($*). Such fee shall be paid to Yahoo as set forth below with the first payment designated as a set up fee for the design, consultation, development, implementation and placement of the Autoweb Links.

Payment                  Date
----------------------------------------------------
     $[*]        upon the Effective Date
     $[*]        August 30, 1999
     $[*]        September 30, 1999
     $[*]        October 31, 1999
     $[*]        November 30, 1999
     $[*]        December 31, 1999
     $[*]        March 31, 2000
     $[*]        June 30, 2000
     $[*]        September 30, 2000
     $[*]        December 31, 2000
     $[*]        March 31, 2001
     $[*]        June 30, 2001


          10.2  Referral Fee and EZ Wheel Lead Fee.  In addition to the
          ----  ----------------------------------
                compensation described in Section 10.1 above, Autoweb shall pay
                Yahoo:

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

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                (i)  a quarterly referral fee ("Referral Fee") equal to $[*]
                     for each Click-Through. Such Referral Fee payments shall be due to Yahoo within ten (10) days after Autoweb's receipt of an invoice from Yahoo specifying the appropriate amount and due date for each such payment.

                (ii) a fee equal to [*] ($*) for each EZ Wheel Lead generated beyond the EZ Wheel Lead Threshold (i.e., Autoweb shall have no payment obligations with respect to those EZ Wheel Leads delivered below the EZ Wheel Threshold). Such fee shall be due within thirty (30) days of the expiration or termination of this Agreement.

          10.3  Payment Information.  All payments herein are non-refundable and
                -------------------
                non-creditable and shall be made by Autoweb via wire transfer into Yahoo's main account pursuant to the wire transfer instructions set forth on Exhibit C.
                                          ---------
          10.4  Late Payments.  Any portion of the above payments which has not
                -------------
                been paid to Yahoo within ten (10) days of the dates set forth above shall bear interest at the lesser of (i) one percent (1%) per month or (ii) the maximum amount allowed by law. Notwithstanding the foregoing, any failure by Autoweb to make the payments specified in Sections 10.1 and 10.2 on the dates set forth therein shall constitute a material breach of this Agreement.

     11.  Termination.
          -----------

          11.1  Term.  This Agreement shall commence upon the Effective Date
                ----
                and, unless terminated as provided herein, shall remain in effect for the Term.

          11.2 Termination by Either Party with Cause. This Agreement may be
               --------------------------------------
               terminated at any time by either party: (i) immediately upon written notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; or (c) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's breach of any of its obligations under this Agreement in any material respect (ten (10) days in the case of a failure to pay), which breach is not remedied within such notice period. In the event that Yahoo provides a notice of termination under clause (ii) above, Yahoo shall have the right to suspend its performance under this Agreement for the notice period unless and until the breach is fully remedied by Autoweb prior to the expiration of the notice period.

          11.3 Survival. The provisions of Sections 1, 9.3, 10, and 12 through
               --------
               16 and this 11.3 shall survive expiration or termination of this Agreement; provided that, Sections 10.1 and 10.2 shall not survive a proper termination of this Agreement by Autoweb pursuant to Section 11.2 (i.e., upon Autoweb's proper termination of this Agreement pursuant to Section 11.2, Autoweb shall have no obligation

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

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               to continue making those payments set forth in Sections 10.1 and
               10.2 that have not become due as of the date of such termination).

     12.  Confidential Information and Publicity.
          --------------------------------------

          12.1 Terms and Conditions.  The terms and conditions of this Agreement
               --------------------
               shall be considered confidential and shall not be disclosed to any third parties except to such party's accountants, attorneys, or except as otherwise required by law. Neither party shall make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent.

          12.2 Publicity.  Any and all publicity relating to this Agreement and
               ---------
               subsequent transactions between Yahoo and Autoweb and the method of its release shall be approved in advance of the release by both Yahoo and Autoweb.

          12.3 Nondisclosure Agreement. Yahoo and Autoweb acknowledge and agree
               -----------------------
               that the terms of the Mutual Nondisclosure Agreement attached as Exhibit D to the December 1998 Agreement, shall be incorporated by reference and made a part of this Agreement, and shall govern the use and disclosure of confidential information and all discussions pertaining to or leading to this Agreement.

          12.4 User Data.  All information and data provided to Yahoo by users
               ---------
               of the Yahoo Properties or otherwise collected by Yahoo relating to user activity on the Yahoo Properties shall be retained by and owned solely by Yahoo. All information and data provided to Autoweb on the Autoweb Site or otherwise collected by Autoweb relating to user activity on the Autoweb Site shall be retained by and owned solely by Autoweb. Each party agrees to use such information only as authorized by the user and shall not disclose, sell, license or otherwise transfer any such user information to any third party or use the user information for the transmission of "junk mail," "spam," or any other unsolicited mass distribution of information.

          12.5 Privacy of User Information. Autoweb shall ensure that all
               ---------------------------
               information provided by users of the Autoweb Site is maintained, accessed and transmitted in a secure environment and in compliance with security specifications to be mutually agreed upon by the parties. Autoweb shall provide a link to its policy (or to Yahoo's policy) regarding the protection of user data on those pages of the Autoweb Site where the user is requested to provide personal or financial information.

     13.  Indemnification.
          ---------------

          13.1 Autoweb, at its own expense, will indemnify, defend and hold harmless Yahoo and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo based on or arising

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               from a claim any Autoweb trademark, service mark or other Autoweb brand feature, any material, product or service produced, distributed, offered or provided by Autoweb, or any material presented on the Autoweb Site, infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, or that otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case: (x) Yahoo provides Autoweb with prompt notice of any such claim; (y) Yahoo permits Autoweb to assume and control the defense of such action upon Autoweb's written notice to Yahoo of its intention to indemnify; and (z) upon Autoweb's written request, and at no expense to Yahoo, Yahoo will provide to Autoweb all available information and assistance necessary for Autoweb to defend such claim. Autoweb will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo, without Yahoo's prior written consent, which shall not unreasonably be withheld. Autoweb will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding.

          13.2 Yahoo, at its own expense, will indemnify, defend and hold harmless Autoweb and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Autoweb based on or arising from a claim that any Yahoo trademark, service mark or other Yahoo brand feature infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, or that otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; provided, however, that in any such case: (x) Autoweb provides Yahoo with prompt notice of any such claim; (y) Autoweb permits Yahoo to assume and control the defense of such action upon Yahoo's written notice to Autoweb of its intention to indemnify; and (z) upon Yahoo's written request, and at no expense to Autoweb, Autoweb will provide to Yahoo all available information and assistance necessary for Yahoo to defend such claim. Yahoo will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Autoweb, without Autoweb's prior written consent, which shall not unreasonably be withheld. Yahoo will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by

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               Autoweb in connection with or arising from any such claim, suit, action or proceeding.

     14.  Limitation of Liability.
          -----------------------

          14.1 EXCEPT AS PROVIDED IN SECTION 13, UNDER NO CIRCUMSTANCES SHALL AUTOWEB, YAHOO, OR ANY AFFILIATE BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

     15.  Insurance.
          ---------

          15.1 Autoweb agrees that it will maintain insurance with a carrier that is reasonably acceptable by Yahoo and with coverage for commercial general liability and errors and omissions of at least one million dollars per occurrence. Autoweb will name Yahoo as an additional insured on such insurance and will provide evidence of such insurance to Yahoo within ten (10) days of the Effective Date. Such insurance policy shall not be cancelled or modified without Yahoo's prior written consent.

     16.  General Provisions.
          ------------------

          16.1 Independent Contractors.  It is the intention of Yahoo and
               -----------------------
               Autoweb that Yahoo and Autoweb are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between Yahoo and Autoweb.

          16.2 Entire Agreement.  This Agreement, together with all Exhibits
               ----------------
               hereto, represents the entire agreement between Yahoo and Autoweb with respect to the subject matter hereof and thereof and shall supersede all prior agreements and communications of the parties, oral or written, including without limitation the Letter of Agreement dated May 20, 1999, between Yahoo and Autoweb; provided, however, that the parties acknowledge and agree that the December 1998 Agreement shall remain in full force and effect.

          16.3 Amendment and Waiver.  No amendment to, or waiver of, any
               --------------------
               provision of this Agreement shall be effective unless in writing and signed by both parties. The waiver by any party of any breach or default shall not constitute a waiver of any different or subsequent breach or default.

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         16.4  Governing Law.  This Agreement shall be governed by and
               -------------
               interpreted in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.

         16.5  Successors and Assigns.  Neither party shall assign its rights
               ----------------------
               or obligations under this Agreement without the prior written consent of the other party, which shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement to an entity who acquires substantially all of the stock or assets of a party to this Agreement; provided that consent will be required in the event that the non-assigning party reasonably determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a direct competitor of the non-assigning party. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns.

         16.6  Force Majeure.  Neither party shall be liable for failure to
               -------------
               perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party.

         16.7  Notices.  All notices, requests and other communications called
               -------
               for by this agreement shall be deemed to have been given immediately if made by facsimile or Electronic mail (confirmed by concurrent written notice sent via overnight courier for delivery by the next business day), if to Yahoo at 3420 Central Expressway, Santa Clara, CA 95051, Fax: (408) 731-3301 Attention:
               Vice President (e-mail: ellen@yahoo-inc.com), with a copy to its General Counsel (e-mail: jplace@yahoo-inc.com), and if to Autoweb at the physical or Electronic mail addresses set forth on the signature page of this Agreement, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

         16.8  Severability.  If any provision of this Agreement is held to be
               ------------
               invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         16.9  Sole Responsibility.  Autoweb will remain solely responsible for
               -------------------
               the operation of the Autoweb Site, and Yahoo will remain solely responsible for the operation of the Yahoo Main Site. Each party:
               (a) acknowledges that the Autoweb Site and the Yahoo Main Site may be subject to temporary shutdowns due to causes beyond the operating party's reasonable control; and

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               (b) subject to the terms of this Agreement, retains sole right and control over the programming, content and conduct of transactions over its respective Internet-based service.

         16.10 Counterparts.  This Agreement may be executed in two
               ------------
               counterparts, both of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

         16.11 Authority.  Each of Yahoo and Autoweb represents and warrants
               ---------
               that the negotiation and entry of this Agreement will not violate, conflict with, interfere with, result in a breach of, or constitute a default under any other agreement to which they are a party.

         16.12 Attorneys Fees.  The prevailing party in any action to enforce
               --------------
               this Agreement shall be entitled to reimbursement of its expenses, including reasonable attorneys' fees.

                            [Signature page follows]

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     This Advertising and Promotion Agreement has been executed by the duly authorized representatives of the parties, effective as of the Effective Date.


YAHOO! INC.                                  AUTOWEB.COM

By: /s/ ANIL SINGH                           By: /s/ SAMUEL M. HEDGPETH III
    _____________________                        __________________________

Name: Anil Singh                             Name: Samuel M. Hedgpeth III
      ___________________                          ________________________

Title: SVP                                   Title: VP
       __________________                           _______________________


Attn: Senior VP, Sales                       Attn:  CFO
3420 Central Expressway                      3270 Jay Street, Bldg. 6
Santa Clara, CA 95051                        Santa Clara, CA 95054
Tel.:  (408) 731-3344                        Tel:  (408) 330-4673
Fax:  (408) 731-3492                         Fax:  (408) 588-9776
e-mail:  singh@yahoo-inc.com                 email:  samh@autoweb.com

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                                   EXHIBIT A

Autoweb Button Keywords:
-------------------------------------------------------------------------------

AM General Hummer
Acura Integra
Acura NSX
Alamo
Audi A4
Audi A6
Audi A8
Austin Martin
BMW
BMW 5-Series
BMW M3
BMW Z3
Bentley Continental
Buick
Buick Century
Buick Park Avenue
Buick Regal
Buick Riviera
Cadillac
Cadillac Catera
Cadillac DeVille
Cadillac Eldorado
Cadillac Seville
Chevrolet
Chevrolet Astro
Chevrolet Blazer
Chevrolet Camaro
Chevrolet Cavalier
Chevrolet Corvette
Chevrolet Express
Chevrolet Lumina
Chevrolet Malibu
Chevrolet Metro
Chevrolet Monte Carlo
Chevrolet Prizm
Chevrolet S10
Chevrolet Suburban
Chevrolet Tahoe
Chevrolet Tracker
Chevrolet Van
Chevrolet Venture
Chrysler Sebring

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Chrysler Town & Country
Dodge
Dodge Avenger
Dodge Caravan
Dodge Dakota
Dodge Durango
Dodge Intrepid
Dodge Neon
Dodge Ram
Dodge Ram Van
Dodge Stratus
Dodge Viper
Driving
Eagle Talon
Ferrari F355
Ford
Ford Club Wagon
Ford Contour
Ford Crown Victoria
Ford Escort
Ford Escort Wagon
Ford Expedition
Ford Explorer
Ford F-150
Ford Mustang
Ford Ranger
Ford Taurus
Ford Windstar
GM
GMC
GMC Jimmy
GMC Sonoma
GMC Suburban
Harley Davidson
Honda Accord
Honda CR-V
Honda Civic
Honda Odyssey
Honda Passport
Honda Prelude
Hyundai
Infiniti I30
Infiniti Q45
Infiniti QX4
Isuzu
Isuzu Amigo

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Isuzu Rodeo
Isuzu Trooper
Jaguar
Jaguar XJ
Jaguar XK8
Jeep Cherokee
Jeep Wrangler
Kia Sephia
Kia Sportage
Land Rover
Land Rover Discovery
Lexus
Lexus ES 300
Lexus LS 400
Lexus SC 300
Lincoln Continental
Lincoln Navigator
Lincoln Town Car
Lotus Esprit
Map
Maps
Mazda
Mazda 626
Mazda Miata
Mazda protege
Mercedes
Mercedes-Benz C Class
Mercedes-Benz SLK
Mercury Cougar
Mercury Mystique
Mercury Sable
Mitsubishi 3000GT
Mitsubishi Eclipse
Mitsubishi Galant
Mitsubishi Mirage
Mitsubishi Montero
Mitsubishi Montero Sport
Nissan
Nissan 200SX
Nissan 240SX
Nissan Altima
Nissan Maxima
Nissan Pathfinder
Nissan Quest
Nissan Sentra
Oldsmobile Aurora

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Oldsmobile Cutlass
Plymouth Neon
Plymouth Voyager
Pontiac Bonneville
Pontiac Firebird
Pontiac Grand Am
Pontiac Grand Prix
Pontiac Sunfire
Pontiac Trans Sport
Porsche 911
Porsche Boxster
Range Rover
Saturn SC
Seville
Subaru Impreza
Subaru Legacy
Suzuki Sidekick
Suzuki Swift
Suzuki X-90
Toyota 4Runner
Toyota Avalon
Toyota Camry
Toyota Celica
Toyota Corolla
Toyota Land Cruiser
Toyota RAV4
Toyota Sienna
Toyota Supra
Toyota T100
Toyota Tacoma
Toyota Tercel
VW
Viper
Volkswagen
Volkswagen Beetle
Volkswagen Cabrio
Volkswagen Golf
Volkswagen Jetta
Volkswagen Passat
acura
alfa romeo
audi
auto
auto insurance
automobile
automobiles

                                      iv
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automotive
autos
avis
benz
blue book
budget
camaro
camry
car
car audio
car rental
cars
catera
chrysler
consumer report
corvette
deville
directions
dmv
eagle
edmunds
f1
ferrari
fiat
firebird
formula 1
general motors
hertz
honda
hummer
infiniti
jeep
kelley blue book
kelly blue book
kia
lada
lamborghini
lancia
lincoln
lotus
map quest
mapquest
mercedes-benz
mercury
mitsubishi
mustang

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nascar
oldsmobile
peugeot
plymouth
pontiac
porsche
renault
saab
saturn
seat
skoda
subaru
suzuki
toyota
truck
trucks
used car prices
used cars
volvo
911
3-series
4 runner
4 wheel drive
4runner
4-runner
4runners
4-runners
4wd
4x4
5-series
7-series
a4
a6
a8
aaa
accord
acuras
a
altima
am general
amg
aston martin
aurora
auto accessories
auto accessory
auto auction
auto auctions
auto buying
auto classified
auto classifieds

                                      vi
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auto dealer
auto finance
auto financing
auto lease
auto leases
auto loan
auto loans
auto options
auto part
auto parts
auto repair
auto repairs
auto research
auto reviews
auto warranty
auto warranties
auto web
automaker
automakers
automobile dealers
automobile dealerships
automobile financing
automobile warranty
automotives
autoweb
avalon
avant
beamer
beamers
beemer
beetle
beetles
bentley
black book
blazer
blazers
bluebook
bluebooks
bonneville
boxster
bravada
breeze
buicks
buy
cabrio
caddies
caddy
cadillacs
car accessories
car auction
car auctions
car buying

                                      vii
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car club
car clubs
car dealer
car dealers
car finance
car financing
car insurance
car lease
car leasing
car parts
car price
car prices
car pricing
car quote
car repair
car review
car reviews
car service
car warranties
car warranty
carorder
carparts
cavalier
cavaliers
celica
century
cheap cars
cherokee
cherokees
chevrolets
chevy
chevy truck
chevy trucks
chevys
chryslers
citroen
civic
cl
classic car
classic cars
classified
classifieds
compact
consumer reports
continental
contour
convertibles
corolla
cougar
coupe
coupes
crown victoria

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cutlass
datsun
dealer
dealers
dealership
dealerships
drive
durango
eauto
eclipse
eighty-eight
el camino
elantra
eldorado
escalade
escort
escorts
eurovan
exotic cars
explorer
explorers
extended warranties
extended warranty
finance
financing
ford truck
ford trucks
fords
four wheel drive
galant
geo
gmbuypower
golf
goodyear
grand am
grand cherokee
grand prix
gti
hardtops
hatchback
hatchbacks
hondas
hot rod
hotrod
impreza
insurance
integra
intrepid
intrepids
intrigue
invoice
invoices

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iroc
jeeps
jetta
jimmy
kbb
kelley
laforza
land cruiser
lease
leasing
legacy
lesabre
lhs
low rate
low rates
lumina
m3
malibu
marquis
maxima
miata
minivan
minivans
mirage
msrp
mustang cobra
mystique
neon
new automobiles
new car
new car price
new car prices
new car pricing
new cars
nissans
nsx
olds
opel
outback
park avenue
passat
pathfinder
penske
pepboys
pickup
pickup truck
pickup trucks
pickups
prelude
preowned cars
prism
protege

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proteges
prowler
ragtops
recalls
refinancing
regal
riviera
rl
roadster
rolls-royce
rx7
sable
savana
scirocco
sebring
second hand
secondhand
sedan
sedans
sell
sentra
sephia
service contract
service contracts
sidekick
silhouette
silhouettes
silverado
silverados
slx
sonata
sonoma
sports car
sports cars
station
station wagon
stoneage
stratus
suburban
sunfire
suv
suvs
talon
taurus
town car
toyotas
tracer
trans am
transport
transportation
trooper
troopers

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truck price
truck prices
used
used automobiles
used auto
used autos
used car
used trucks
used vehicles
ute
utility
v6
v8
v8 engine
van
vans
vauxhall
vehicle
vehicles
volkswagen bug
volkswagon
volkswagon bug
vw bug
vw jetta
vw van
wagon
wagons
warrantee
warranties
warranty
warrantygold
wrangler
wranglers
xj
yukon
z28
z3

Autoweb Category Pages:
----------------------
/yahoo/directory/Recreation/Automotive
/yahoo/directory/Recreation/Automotive/~FAQs
/yahoo/directory/Recreation/Automotive/~Usenet
/yahoo/directory/Recreation/Automotive/~Usenet/Makes and Models
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Electric
 Vehicles
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Electric
 Vehicles/Organizations
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Hybrid Electric /yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Magazines
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Solar Vehicles

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/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Solar
 Vehicles/Bicycles
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Solar
 Vehicles/Teams
/yahoo/directory/Recreation/Automotive/Alternative Fuel Vehicles/Solar
 Vehicles/Winston Solar Challenge
/yahoo/directory/Recreation/Automotive/Audio
/yahoo/directory/Recreation/Automotive/Audio/Magazines
/yahoo/directory/Recreation/Automotive/British Cars
/yahoo/directory/Recreation/Automotive/Bumper Stickers
/yahoo/directory/Recreation/Automotive/Buyer's Guides
/yahoo/directory/Recreation/Automotive/Charitable Vehicle Donation
/yahoo/directory/Recreation/Automotive/Chat
/yahoo/directory/Recreation/Automotive/Classic Cars
/yahoo/directory/Recreation/Automotive/Classic Cars/Clubs and Organizations /yahoo/directory/Recreation/Automotive/Classic Cars/Clubs and Organizations/
 Antique Automobile Club of America
/yahoo/directory/Recreation/Automotive/Classic Cars/Events and Shows /yahoo/directory/Recreation/Automotive/Classic Cars/Magazines
/yahoo/directory/Recreation/Automotive/Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Clubs and Organizations/American
 Automobile Association
/yahoo/directory/Recreation/Automotive/Clubs and Organizations/Makes and Models /yahoo/directory/Recreation/Automotive/Clubs and Organizations/Vanning
/yahoo/directory/Recreation/Automotive/Concept Cars
/yahoo/directory/Recreation/Automotive/Dormobiles
/yahoo/directory/Recreation/Automotive/Driving
/yahoo/directory/Recreation/Automotive/Driving/Bad Drivers
/yahoo/directory/Recreation/Automotive/Driving/Insurance
/yahoo/directory/Recreation/Automotive/Driving/Road Rage
/yahoo/directory/Recreation/Automotive/Driving/Safety
/yahoo/directory/Recreation/Automotive/Driving/Safety/Organizations
/yahoo/directory/Recreation/Automotive/Driving/Safety/Traffic Signs, Signals,
 and Lights
/yahoo/directory/Recreation/Automotive/Driving/Speeding
/yahoo/directory/Recreation/Automotive/Dune Buggies
/yahoo/directory/Recreation/Automotive/Emissions
/yahoo/directory/Recreation/Automotive/Emissions/Regional Information
/yahoo/directory/Recreation/Automotive/Emissions/Regional Information/
 California Smog Check
/yahoo/directory/Recreation/Automotive/Employment
/yahoo/directory/Recreation/Automotive/Employment/Jobs
/yahoo/directory/Recreation/Automotive/Employment/Vocational Schools
/yahoo/directory/Recreation/Automotive/Events and Shows
/yahoo/directory/Recreation/Automotive/Events and Shows/Auto Show /yahoo/directory/Recreation/Automotive/Events and Shows/Import Showoff /yahoo/directory/Recreation/Automotive/Events and Shows/North American
 International Auto Show
/yahoo/directory/Recreation/Automotive/Famous Cars
/yahoo/directory/Recreation/Automotive/Financing
/yahoo/directory/Recreation/Automotive/Financing/Leasing
/yahoo/directory/Recreation/Automotive/Financing/Loan Calculators
/yahoo/directory/Recreation/Automotive/Four Wheel Drive
/yahoo/directory/Recreation/Automotive/Four Wheel Drive/Clubs and Organizations

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/yahoo/directory/Recreation/Automotive/Four Wheel Drive/Magazines
/yahoo/directory/Recreation/Automotive/General Information
/yahoo/directory/Recreation/Automotive/Hearses
/yahoo/directory/Recreation/Automotive/History
/yahoo/directory/Recreation/Automotive/History/Makes and Models
/yahoo/directory/Recreation/Automotive/History/Museums
/yahoo/directory/Recreation/Automotive/Kit Cars
/yahoo/directory/Recreation/Automotive/Kit Cars/Magazines
/yahoo/directory/Recreation/Automotive/License Plates
/yahoo/directory/Recreation/Automotive/License Plates/Collecting
/yahoo/directory/Recreation/Automotive/License Plates/Vanity Plates
/yahoo/directory/Recreation/Automotive/Licensing and Registration Agencies /yahoo/directory/Recreation/Automotive/Licensing and Registration Agencies/
 United States
/yahoo/directory/Recreation/Automotive/Lowriders
/yahoo/directory/Recreation/Automotive/Lowriders/Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Lowriders/Magazines
/yahoo/directory/Recreation/Automotive/Maintenance
/yahoo/directory/Recreation/Automotive/Makes and Models
/yahoo/directory/Recreation/Automotive/Makes and Models/AC Cobra /yahoo/directory/Recreation/Automotive/Makes and Models/Acura
/yahoo/directory/Recreation/Automotive/Makes and Models/Acura/Integra
/yahoo/directory/Recreation/Automotive/Makes and Models/Acura/Integra/GS-R
/yahoo/directory/Recreation/Automotive/Makes and Models/Acura/Legend
/yahoo/directory/Recreation/Automotive/Makes and Models/Acura/NSX
/yahoo/directory/Recreation/Automotive/Makes and Models/Alfa Romeo /yahoo/directory/Recreation/Automotive/Makes and Models/American Motors /yahoo/directory/Recreation/Automotive/Makes and Models/Aston Martin /yahoo/directory/Recreation/Automotive/Makes and Models/Audi
/yahoo/directory/Recreation/Automotive/Makes and Models/Audi/A4
/yahoo/directory/Recreation/Automotive/Makes and Models/Audi/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Audi/Quattro
/yahoo/directory/Recreation/Automotive/Makes and Models/Audi/TT Coupe /yahoo/directory/Recreation/Automotive/Makes and Models/Bentley
/yahoo/directory/Recreation/Automotive/Makes and Models/BMW
/yahoo/directory/Recreation/Automotive/Makes and Models/BMW/BMW 600 /yahoo/directory/Recreation/Automotive/Makes and Models/BMW/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/BMW/Clubs/BMW Car Club
 of America
/yahoo/directory/Recreation/Automotive/Makes and Models/BMW/M3
/yahoo/directory/Recreation/Automotive/Makes and Models/BMW/Z3
/yahoo/directory/Recreation/Automotive/Makes and Models/British Leyland /yahoo/directory/Recreation/Automotive/Makes and Models/British Leyland/Healey /yahoo/directory/Recreation/Automotive/Makes and Models/Bugatti
/yahoo/directory/Recreation/Automotive/Makes and Models/Buick
/yahoo/directory/Recreation/Automotive/Makes and Models/Buick/Regal
/yahoo/directory/Recreation/Automotive/Makes and Models/Cadillac
/yahoo/directory/Recreation/Automotive/Makes and Models/Caterham

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CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Beretta
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Camaro
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Chevelle
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Chevette
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Corvair
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Corvette
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Corvette/
 Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Corvette/
 Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Impala
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Impala/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Monte Carlo /yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Nova
/yahoo/directory/Recreation/Automotive/Makes and Models/Chevrolet/Suburban
/yahoo/directory/Recreation/Automotive/Makes and Models/Chrysler
/yahoo/directory/Recreation/Automotive/Makes and Models/Chrysler/Consumer
 Opinion
/yahoo/directory/Recreation/Automotive/Makes and Models/Citroen
/yahoo/directory/Recreation/Automotive/Makes and Models/Daewoo
/yahoo/directory/Recreation/Automotive/Makes and Models/DeLorean
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Dart
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Durango
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Trucks
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Trucks/Dakota
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Viper
/yahoo/directory/Recreation/Automotive/Makes and Models/Dodge/Viper/Viper Club
 of America
/yahoo/directory/Recreation/Automotive/Makes and Models/Eagle
/yahoo/directory/Recreation/Automotive/Makes and Models/Ferrari
/yahoo/directory/Recreation/Automotive/Makes and Models/Ferrari/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Ferrari/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Fiat
/yahoo/directory/Recreation/Automotive/Makes and Models/Fiat/Spider
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Bronco
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Capri
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Clubs and
 Organizations/Model A
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Escort
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Expedition
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Explorer
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Falcon
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Fiesta
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Galaxie

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CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Model T /yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Model T/Clubs /yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Model T/Clubs/
 Model T Ford Club of America
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Mustang
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Mustang/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Mustang/Clubs and
 Organizations/Mustang Club of America
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Probe
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Taurus
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Thunderbird
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Thunderbird/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Trucks
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Trucks/Ranger
/yahoo/directory/Recreation/Automotive/Makes and Models/Ford/Windstar
/yahoo/directory/Recreation/Automotive/Makes and Models/General Motors /yahoo/directory/Recreation/Automotive/Makes and Models/Geo
/yahoo/directory/Recreation/Automotive/Makes and Models/Geo/Storm
/yahoo/directory/Recreation/Automotive/Makes and Models/GMC
/yahoo/directory/Recreation/Automotive/Makes and Models/Holden
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Accord
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Civic
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Civic/CRX
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Civic/del Sol /yahoo/directory/Recreation/Automotive/Makes and Models/Honda/CR-V
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Del Sol /yahoo/directory/Recreation/Automotive/Makes and Models/Honda/EV Plus /yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Prelude
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/S2000
/yahoo/directory/Recreation/Automotive/Makes and Models/Honda/Web Directories /yahoo/directory/Recreation/Automotive/Makes and Models/Hummer
/yahoo/directory/Recreation/Automotive/Makes and Models/Hyundai
/yahoo/directory/Recreation/Automotive/Makes and Models/Infiniti
/yahoo/directory/Recreation/Automotive/Makes and Models/International Harvester /yahoo/directory/Recreation/Automotive/Makes and Models/Isuzu
/yahoo/directory/Recreation/Automotive/Makes and Models/Isuzu/Amigo
/yahoo/directory/Recreation/Automotive/Makes and Models/Isuzu/Rodeo
/yahoo/directory/Recreation/Automotive/Makes and Models/Isuzu/Trooper
/yahoo/directory/Recreation/Automotive/Makes and Models/Jaguar
/yahoo/directory/Recreation/Automotive/Makes and Models/Jeep
/yahoo/directory/Recreation/Automotive/Makes and Models/Jeep/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Jeep/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Jeep/Postal Jeeps /yahoo/directory/Recreation/Automotive/Makes and Models/Kia
/yahoo/directory/Recreation/Automotive/Makes and Models/Kia/Sportage
/yahoo/directory/Recreation/Automotive/Makes and Models/Lamborghini

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CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Makes and Models/Lancia
/yahoo/directory/Recreation/Automotive/Makes and Models/Land Rover /yahoo/directory/Recreation/Automotive/Makes and Models/Land Rover/Clubs /yahoo/directory/Recreation/Automotive/Makes and Models/Lexus
/yahoo/directory/Recreation/Automotive/Makes and Models/Lincoln
/yahoo/directory/Recreation/Automotive/Makes and Models/Lincoln/Navigator
/yahoo/directory/Recreation/Automotive/Makes and Models/Lotus
/yahoo/directory/Recreation/Automotive/Makes and Models/Maserati
/yahoo/directory/Recreation/Automotive/Makes and Models/Mazda
/yahoo/directory/Recreation/Automotive/Makes and Models/Mazda/323
/yahoo/directory/Recreation/Automotive/Makes and Models/Mazda/Miata
/yahoo/directory/Recreation/Automotive/Makes and Models/Mazda/Miata/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Mazda/RX-7
/yahoo/directory/Recreation/Automotive/Makes and Models/McLaren
/yahoo/directory/Recreation/Automotive/Makes and Models/Mercedes-Benz
/yahoo/directory/Recreation/Automotive/Makes and Models/Mercedes-Benz/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Mercedes-Benz/Clubs and
 Organizations/Mercedes-Benz Club of America
/yahoo/directory/Recreation/Automotive/Makes and Models/Mercedes-Benz/ML320
/yahoo/directory/Recreation/Automotive/Makes and Models/Mercury
/yahoo/directory/Recreation/Automotive/Makes and Models/MG
/yahoo/directory/Recreation/Automotive/Makes and Models/MG/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/MG/MGF
/yahoo/directory/Recreation/Automotive/Makes and Models/Mini
/yahoo/directory/Recreation/Automotive/Makes and Models/Mitsubishi
/yahoo/directory/Recreation/Automotive/Makes and Models/Mitsubishi/3000GT
/yahoo/directory/Recreation/Automotive/Makes and Models/Mitsubishi/Eclipse
/yahoo/directory/Recreation/Automotive/Makes and Models/Mitsubishi/Eclipse/
 Club DSM
/yahoo/directory/Recreation/Automotive/Makes and Models/Mitsubishi/Lancer
/yahoo/directory/Recreation/Automotive/Makes and Models/Mopar
/yahoo/directory/Recreation/Automotive/Makes and Models/Mopar/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Morgan
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/300ZX
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/Maxima
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/Pathfinder
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/SE-R
/yahoo/directory/Recreation/Automotive/Makes and Models/Nissan/Skyline GT-R /yahoo/directory/Recreation/Automotive/Makes and Models/Oldsmobile
/yahoo/directory/Recreation/Automotive/Makes and Models/Opel
/yahoo/directory/Recreation/Automotive/Makes and Models/Peugeot
/yahoo/directory/Recreation/Automotive/Makes and Models/Plymouth
/yahoo/directory/Recreation/Automotive/Makes and Models/Plymouth/Barracuda
/yahoo/directory/Recreation/Automotive/Makes and Models/Plymouth/Neon
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac

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CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Fiero
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Firebird
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Firebird/Clubs
 and Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Grand Prix /yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/GTO
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Pontiac/Sunfire
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/356
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/911
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/914
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/914/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/914/Clubs/
 Porsche 914 Owners Association
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/928
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/944
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/Boxster
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/Clubs
/yahoo/directory/Recreation/Automotive/Makes and Models/Porsche/Clubs/Porsche
 Club of America
/yahoo/directory/Recreation/Automotive/Makes and Models/Range Rover /yahoo/directory/Recreation/Automotive/Makes and Models/Renault
/yahoo/directory/Recreation/Automotive/Makes and Models/Renault/Clio Williams /yahoo/directory/Recreation/Automotive/Makes and Models/Renault/Models
/yahoo/directory/Recreation/Automotive/Makes and Models/Rolls Royce /yahoo/directory/Recreation/Automotive/Makes and Models/Rover
/yahoo/directory/Recreation/Automotive/Makes and Models/Saab
/yahoo/directory/Recreation/Automotive/Makes and Models/Saturn
/yahoo/directory/Recreation/Automotive/Makes and Models/Skoda
/yahoo/directory/Recreation/Automotive/Makes and Models/Studebaker
/yahoo/directory/Recreation/Automotive/Makes and Models/Subaru
/yahoo/directory/Recreation/Automotive/Makes and Models/Sunbeam
/yahoo/directory/Recreation/Automotive/Makes and Models/Suzuki
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/4Runner
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Camry
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Celica
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Corolla
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Land Cruiser /yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Land Cruiser/
 Toyota Land Cruiser Association
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/MR2
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/MR2/Clubs and
 Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/MR2/Clubs and
 Organizations/International MR2 Owners Club
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/RAV4
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Supra
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Supra/Supra
 Owners Group, Intl.
/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Tacoma

                                     xviii

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CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Makes and Models/Toyota/Tercel
/yahoo/directory/Recreation/Automotive/Makes and Models/Triumph
/yahoo/directory/Recreation/Automotive/Makes and Models/Triumph/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Triumph/TR6
/yahoo/directory/Recreation/Automotive/Makes and Models/TVR
/yahoo/directory/Recreation/Automotive/Makes and Models/Vauxhall
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Beetle
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Beetle/New
 Beetle
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Buses, Vans,
 Campers, etc.
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Clubs
 and Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Clubs
 and Organizations/Vintage
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/
 Corrado
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Golf/
 GTI
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Golf/
 Jetta
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Golf/
 Karmann Ghia
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Golf/
 Passat
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Golf/
 Passat/Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Golf/
 Thing
/yahoo/directory/Recreation/Automotive/Makes and Models/Volkswagen/Cabrio/Rabbit
/yahoo/directory/Recreation/Automotive/Makes and Models/Volvo
/yahoo/directory/Recreation/Automotive/Makes and Models/Volvo/Magazines
/yahoo/directory/Recreation/Automotive/Makes and Models/Yugo
/yahoo/directory/Recreation/Automotive/Microcars
/yahoo/directory/Recreation/Automotive/Motorcycles
/yahoo/directory/Recreation/Automotive/Motorcycles/~Usenet
/yahoo/directory/Recreation/Automotive/Motorcycles/Advocacy
/yahoo/directory/Recreation/Automotive/Motorcycles/Advocacy/Organizations
/yahoo/directory/Recreation/Automotive/Motorcycles/Advocacy/Organizations/
 American Motorcyclist Association
/yahoo/directory/Recreation/Automotive/Motorcycles/ATVs
/yahoo/directory/Recreation/Automotive/Motorcycles/Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Motorcycles/Clubs and Organizations/
 Antique Motorcycle Club of America
/yahoo/directory/Recreation/Automotive/Motorcycles/Clubs and Organizations/
 Hells Angels
/yahoo/directory/Recreation/Automotive/Motorcycles/Events
/yahoo/directory/Recreation/Automotive/Motorcycles/Feet Forwards Motorcycles
/yahoo/directory/Recreation/Automotive/Motorcycles/Knievel, Evel
/yahoo/directory/Recreation/Automotive/Motorcycles/Magazines
/yahoo/directory/Recreation/Automotive/Motorcycles/Magazines/Subscription-based
/yahoo/directory/Recreation/Automotive/Motorcycles/Mailing Lists
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/BMW
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/BMW/Clubs
 and Organizations
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Buell
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Ducati
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Harley-
 Davidson
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Harley-
 Davidson/Clubs and Organizations

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CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Harley-
 Davidson/Clubs and Organizations/Harley Owners Group (HOG) /yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Harley-
 Davidson/Events
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Harley-
 Davidson/Magazines
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/CB
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/Clubs
 and Organizations
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/Clubs
 and Organizations/Gold Wing Road Riders Association /yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/Clubs
 and Organizations/Honda Shadow Riders Club
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/Clubs
 and Organizations/Honda Sport Touring Association /yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/VFR
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/VTR100
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Honda/XR
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Indian
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Kawasaki
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Kawasaki/
 Kawasaki GPz750
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Moto Guzzi /yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Norton
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Suzuki
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Suzuki/
 Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Triumph
/yahoo/directory/Recreation/Automotive/Motorcycles/Makes and Models/Yamaha
/yahoo/directory/Recreation/Automotive/Motorcycles/Mopeds
/yahoo/directory/Recreation/Automotive/Motorcycles/Museums
/yahoo/directory/Recreation/Automotive/Motorcycles/Off-Road Motorcycling
/yahoo/directory/Recreation/Automotive/Motorcycles/Off-Road Motorcycling/Clubs
 and Organizations
/yahoo/directory/Recreation/Automotive/Motorcycles/Off-Road Motorcycling/
 Magazines
/yahoo/directory/Recreation/Automotive/Motorcycles/Pictures
/yahoo/directory/Recreation/Automotive/Motorcycles/Scooters
/yahoo/directory/Recreation/Automotive/Motorcycles/Scooters/Clubs
/yahoo/directory/Recreation/Automotive/Motorcycles/Scooters/Magazines
/yahoo/directory/Recreation/Automotive/Motorcycles/Scooters/Miniscooters
/yahoo/directory/Recreation/Automotive/Motorcycles/Scooters/Vespa
/yahoo/directory/Recreation/Automotive/Motorcycles/Travelogues
/yahoo/directory/Recreation/Automotive/Motorcycles/Trikes
/yahoo/directory/Recreation/Automotive/Motorcycles/Web Directories
/yahoo/directory/Recreation/Automotive/Motorcycles/Women
/yahoo/directory/Recreation/Automotive/Motorcycles/Women/Organizations
/yahoo/directory/Recreation/Automotive/Museums
/yahoo/directory/Recreation/Automotive/News and Media
/yahoo/directory/Recreation/Automotive/News and Media/Columns and Columnists /yahoo/directory/Recreation/Automotive/News and Media/Magazines
/yahoo/directory/Recreation/Automotive/News and Media/Magazines/Car and Driver /yahoo/directory/Recreation/Automotive/News and Media/Radio Shows /yahoo/directory/Recreation/Automotive/Software
/yahoo/directory/Recreation/Automotive/Sport Utility Vehicles
/yahoo/directory/Recreation/Automotive/Sport Utility Vehicles/Anti-Sport
 Utility Vehicles

EXECUTION COPY
CONFIDENTIAL


/yahoo/directory/Recreation/Automotive/Sport Utility Vehicles/Magazines
/yahoo/directory/Recreation/Automotive/Sport Utility Vehicles/Makes and Models /yahoo/directory/Recreation/Automotive/Station Wagons
/yahoo/directory/Recreation/Automotive/Station Wagons/Magazines
/yahoo/directory/Recreation/Automotive/Technicians
/yahoo/directory/Recreation/Automotive/Tires
/yahoo/directory/Recreation/Automotive/Trucks
/yahoo/directory/Recreation/Automotive/Trucks/~Usenet
/yahoo/directory/Recreation/Automotive/Trucks/Classic Trucks
/yahoo/directory/Recreation/Automotive/Trucks/Clubs and Organizations
/yahoo/directory/Recreation/Automotive/Trucks/Magazines
/yahoo/directory/Recreation/Automotive/Trucks/Monster Trucks
/yahoo/directory/Recreation/Automotive/Trucks/Monster Trucks/Individual Trucks
/yahoo/directory/Recreation/Automotive/Trucks/Monster Trucks/Magazines
/yahoo/directory/Recreation/Automotive/Web Directories
/yahoo/directory/Recreation/Automotive/Women
/yahoo/directory/Recreation/Automotive/Wrecks
/yahoo/directory/Recreation/Sports/Auto Racing
/yahoo/directory/Recreation/Sports/Auto Racing/ARCA
/yahoo/directory/Recreation/Sports/Auto Racing/By Region
/yahoo/directory/Recreation/Sports/Auto Racing/By Region/United States /yahoo/directory/Recreation/Sports/Auto Racing/CART
/yahoo/directory/Recreation/Sports/Auto Racing/CART/Drivers
/yahoo/directory/Recreation/Sports/Auto Racing/CART/Races
/yahoo/directory/Recreation/Sports/Auto Racing/CART/Races/Bosch Spark Plug
 Grand Prix
/yahoo/directory/Recreation/Sports/Auto Racing/CART/Teams
/yahoo/directory/Recreation/Sports/Auto Racing/CART/Teams/Honda Racing
/yahoo/directory/Recreation/Sports/Auto Racing/Demolition Derby
/yahoo/directory/Recreation/Sports/Auto Racing/DIRT
/yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing
/yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/~Usenet
/yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/Drivers
/yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/Funny Cars /yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/Funny Cars/Drivers /yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/Funny Cars/Teams /yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/Organizations
/yahoo/directory/Recreation/Sports/Auto Racing/Drag Racing/Street Racing /yahoo/directory/Recreation/Sports/Auto Racing/Drivers
/yahoo/directory/Recreation/Sports/Auto Racing/Fantasy
/yahoo/directory/Recreation/Sports/Auto Racing/FIA GT
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Drivers
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Drivers/Schumacher,
 Michael
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Drivers/Senna, Ayrton /yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Drivers/Villeneueve,
 Jacques
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Fantasy

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/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Pictures
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Races
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Races/Monaco Grand
 Prix
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Teams
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Teams/Jordan Grand
 Prix
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Teams/McLaren
 International
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Teams/Prost-Peugeot
/yahoo/directory/Recreation/Sports/Auto Racing/Formula One/Web Directories /yahoo/directory/Recreation/Sports/Auto Racing/Formula Society of Automotive
 Engineers (FSAE)
/yahoo/directory/Recreation/Sports/Auto Racing/Indy Lights
/yahoo/directory/Recreation/Sports/Auto Racing/Indy Racing League (IRL) /yahoo/directory/Recreation/Sports/Auto Racing/Indy Racing League (IRL)/Drivers /yahoo/directory/Recreation/Sports/Auto Racing/Indy Racing League (IRL)/Races /yahoo/directory/Recreation/Sports/Auto Racing/Indy Racing League (IRL)/Races/
 Indianapolis 500
/yahoo/directory/Recreation/Sports/Auto Racing/International Motor Contest
 Association (IMCA)
/yahoo/directory/Recreation/Sports/Auto Racing/IROC
/yahoo/directory/Recreation/Sports/Auto Racing/Karting
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Land Speed Record /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Lawn Mower Racing /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Legends
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Midget
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Chat
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Earnhardt,
 Dale
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Earnhardt,
 Dale, Jr.
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Elliot, Bill
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Gordon, Jeff
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Gordon, Jeff/
 Anti-Jeff Gordon
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Martin, Mark
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Drivers/Wallace,
 Rusty
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Fan Pages
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Fantasy
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/News and Media /yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Pictures
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Races
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Races/California 500
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Races/Coca-Cola 600
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Races/Daytona 500
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Races/DieHard 500
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Races/Dura-Lube/Pepsi
 400
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Scanner Frequencies
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Series
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Series/Busch Grand
 National
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Series/RE/Winston
 Racing
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Teams

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/yahoo/directory/Recreation/Sports/Auto Racing/Kool/NASCAR/Web Directories
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/News and Media /yahoo/directory/Recreation/Sports/Auto Racing/Kool/News and Media/Magazines /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Off-Road
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Organizations
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Organizations/Sports Car
 Club of America (SCCA)
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Professional Sports Car
 Racing
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Races
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Races/24 Hours of Le Mans /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Rallying
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/SCCA Trans-Am
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Simulation
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Soap Box Derby /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Sprint Car Racing /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Sprint Car Racing/Teams /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Sprint Car Racing/World of
 Outlaws
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Teams
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Toyota Atlantic Championship /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways/
 California Speedway
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways/
 Daytona International Speedway
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways/
 Directories
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways/
 Indianapolis Motor Speedway
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways/
 Nazareth Speedway
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tracks and Speedways/
 Talladega Superspeedway
/yahoo/directory/Recreation/Sports/Auto Racing/Kool/Tractor and Truck Pulling /yahoo/directory/Recreation/Sports/Auto Racing/Kool/Vintage Racing

http://auctions.yahoo.com/26318-category.html*
(Auctions > Other Goods & Services > Transportation > Autos)

Autoweb Auto Pages:

/site/autos
/site/autos/aic
/site/autos/aic/acura
/site/autos/aic/am general
/site/autos/aic/aston martin
/site/autos/aic/audi
/site/autos/aic/bentley
/site/autos/aic/bmw
/site/autos/aic/buick
/site/autos/aic/cadillac
/site/autos/aic/chevrolet
/site/autos/aic/chevrolet truck
/site/autos/aic/chrysler
/site/autos/aic/compare

                                     xxiii
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/site/autos/aic/daewoo
/site/autos/aic/dodge
/site/autos/aic/dodge truck
/site/autos/aic/ferrari
/site/autos/aic/ford
/site/autos/aic/ford truck
/site/autos/aic/gmc
/site/autos/aic/gmc truck
/site/autos/aic/honda
/site/autos/aic/hyundai
/site/autos/aic/infiniti
/site/autos/aic/isuzu
/site/autos/aic/isuzu truck
/site/autos/aic/jaguar
/site/autos/aic/jeep
/site/autos/aic/kia
/site/autos/aic/lamborghini
/site/autos/aic/land rover
/site/autos/aic/lexus
/site/autos/aic/lincoln
/site/autos/aic/lotus
/site/autos/aic/mazda
/site/autos/aic/mazda truck
/site/autos/aic/mercedes-benz
/site/autos/aic/mercury
/site/autos/aic/mitsubishi
/site/autos/aic/nissan
/site/autos/aic/nissan truck
/site/autos/aic/oldsmobile
/site/autos/aic/plymouth
/site/autos/aic/pontiac
/site/autos/aic/porsche
/site/autos/aic/rolls-royce
/site/autos/aic/saab
/site/autos/aic/saturn
/site/autos/aic/subaru
/site/autos/aic/suzuki
/site/autos/aic/toyota
/site/autos/aic/toyota truck
/site/autos/aic/volkswagen
/site/autos/aic/volvo
/site/autos/calculators
/site/autos/calculators/lease
/site/autos/calculators/loan
/site/autos/calculators/loanlease
/site/autos/edmunds

                                     xxiv
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/site/autos/repair
/site/autos/repair/detail

Autoweb Classified Pages:

/site/classifieds/automobiles
/site/classifieds/automobiles/region
/site/classifieds/automobiles/results
/site/classifieds/automobiles/search

Autoweb Message Board Pages:
/site/messageboards/Sports and Recreation/Autos
/site/messageboards/Sports and Recreation/Autos/Boards by Make /site/messageboards/Sports and Recreation/Autos/Boards by Make/Acura /site/messageboards/Sports and Recreation/Autos/Boards by Make/Audi /site/messageboards/Sports and Recreation/Autos/Boards by Make/BMW /site/messageboards/Sports and Recreation/Autos/Boards by Make/Buick /site/messageboards/Sports and Recreation/Autos/Boards by Make/Cadillac /site/messageboards/Sports and Recreation/Autos/Boards by Make/Chevrolet /site/messageboards/Sports and Recreation/Autos/Boards by Make/Chrysler /site/messageboards/Sports and Recreation/Autos/Boards by Make/Dodge /site/messageboards/Sports and Recreation/Autos/Boards by Make/Ferrari /site/messageboards/Sports and Recreation/Autos/Boards by Make/Ford /site/messageboards/Sports and Recreation/Autos/Boards by Make/GMC /site/messageboards/Sports and Recreation/Autos/Boards by Make/Honda /site/messageboards/Sports and Recreation/Autos/Boards by Make/Hyundai /site/messageboards/Sports and Recreation/Autos/Boards by Make/Isuzu /site/messageboards/Sports and Recreation/Autos/Boards by Make/Jaguar /site/messageboards/Sports and Recreation/Autos/Boards by Make/Jeep /site/messageboards/Sports and Recreation/Autos/Boards by Make/Kia /site/messageboards/Sports and Recreation/Autos/Boards by Make/Lamborghini /site/messageboards/Sports and Recreation/Autos/Boards by Make/Land Rover /site/messageboards/Sports and Recreation/Autos/Boards by Make/Lexus /site/messageboards/Sports and Recreation/Autos/Boards by Make/Lincoln /site/messageboards/Sports and Recreation/Autos/Boards by Make/Mazda /site/messageboards/Sports and Recreation/Autos/Boards by Make/Mercedes-Benz /site/messageboards/Sports and Recreation/Autos/Boards by Make/Mercury /site/messageboards/Sports and Recreation/Autos/Boards by Make/Mitsubishi /site/messageboards/Sports and Recreation/Autos/Boards by Make/Nissan /site/messageboards/Sports and Recreation/Autos/Boards by Make/Oldsmobile /site/messageboards/Sports and Recreation/Autos/Boards by Make/Pontiac /site/messageboards/Sports and Recreation/Autos/Boards by Make/Porsche /site/messageboards/Sports and Recreation/Autos/Boards by Make/Saab /site/messageboards/Sports and Recreation/Autos/Boards by Make/Saturn /site/messageboards/Sports and Recreation/Autos/Boards by Make/Subaru /site/messageboards/Sports and Recreation/Autos/Boards by Make/Suzuki /site/messageboards/Sports and Recreation/Autos/Boards by Make/Toyota

                                      xxv
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/site/messageboards/Sports and Recreation/Autos/Boards by Make/Volkswagen
/site/messageboards/Sports and Recreation/Autos/Boards by Make/Volvo /site/messageboards/Sports and Recreation/Autos/General Autos Discussion /site/messageboards/Sports and Recreation/Autos/Motorcycles


Autoweb Yellow Pages:

/site/yellow pages/directory/Automotive
/site/yellow pages/directory/Automotive/Accessories
/site/yellow pages/directory/Automotive/Antiques and Collectibles /site/yellow pages/directory/Automotive/Auto Wrecking
/site/yellow pages/directory/Automotive/Car Washes
/site/yellow pages/directory/Automotive/Conversions
/site/yellow pages/directory/Automotive/Dealers
/site/yellow pages/directory/Automotive/Dealers/New
/site/yellow pages/directory/Automotive/Dealers/New/Acura
/site/yellow pages/directory/Automotive/Dealers/New/BMW
/site/yellow pages/directory/Automotive/Dealers/New/Buick
/site/yellow pages/directory/Automotive/Dealers/New/Cadillac
/site/yellow pages/directory/Automotive/Dealers/New/Chevrolet
/site/yellow pages/directory/Automotive/Dealers/New/Chrysler-Plymouth
/site/yellow pages/directory/Automotive/Dealers/New/Dodge
/site/yellow pages/directory/Automotive/Dealers/New/Ford
/site/yellow pages/directory/Automotive/Dealers/New/Honda
/site/yellow pages/directory/Automotive/Dealers/New/Hyundai
/site/yellow pages/directory/Automotive/Dealers/New/Isuzu
/site/yellow pages/directory/Automotive/Dealers/New/Jeep
/site/yellow pages/directory/Automotive/Dealers/New/Lexus
/site/yellow pages/directory/Automotive/Dealers/New/Lincoln-Mercury
/site/yellow pages/directory/Automotive/Dealers/New/Mazda
/site/yellow pages/directory/Automotive/Dealers/New/Mercedes-Benz
/site/yellow pages/directory/Automotive/Dealers/New/Mitsubishi
/site/yellow pages/directory/Automotive/Dealers/New/Nissan
/site/yellow pages/directory/Automotive/Dealers/New/Oldsmobile
/site/yellow pages/directory/Automotive/Dealers/New/Pontiac
/site/yellow pages/directory/Automotive/Dealers/New/Saturn
/site/yellow pages/directory/Automotive/Dealers/New/Subaru
/site/yellow pages/directory/Automotive/Dealers/New/Toyota
/site/yellow pages/directory/Automotive/Dealers/New/Volkswagen
/site/yellow pages/directory/Automotive/Dealers/New/Volvo
/site/yellow pages/directory/Automotive/Dealers/Used
/site/yellow pages/directory/Automotive/Driving Schools
/site/yellow pages/directory/Automotive/Gas Stations
/site/yellow pages/directory/Automotive/Motorcycles
/site/yellow pages/directory/Automotive/Motorcycles/Dealers
/site/yellow pages/directory/Automotive/Motorcycles/Parts

                                     xxvi
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/site/yellow pages/directory/Automotive/Motorcycles/Repair and Service
/site/yellow pages/directory/Automotive/Parts
/site/yellow pages/directory/Automotive/Parts/Automobile
/site/yellow pages/directory/Automotive/Racing
/site/yellow pages/directory/Automotive/Racing/Parts
/site/yellow pages/directory/Automotive/Racing/Tracks
/site/yellow pages/directory/Automotive/Recreational Vehicles
/site/yellow pages/directory/Automotive/Recreational Vehicles/Dealers
/site/yellow pages/directory/Automotive/Recreational Vehicles/Rental
/site/yellow pages/directory/Automotive/Recreational Vehicles/Repair and
 Services
/site/yellow pages/directory/Automotive/Rental
/site/yellow pages/directory/Automotive/Rental/Cars
/site/yellow pages/directory/Automotive/Repair and Service
/site/yellow pages/directory/Automotive/Repair and Service/Auto
/site/yellow pages/directory/Automotive/Repair and Service/Body Repair and Paint /site/yellow pages/directory/Automotive/Repair and Service/Brake Service /site/yellow pages/directory/Automotive/Repair and Service/Exhaust and Emissions /site/yellow pages/directory/Automotive/Repair and Service/Glass
/site/yellow pages/directory/Automotive/Repair and Service/Oil and Lubrication /site/yellow pages/directory/Automotive/Repair and Service/Restoration /site/yellow pages/directory/Automotive/Repair and Service/Road Service /site/yellow pages/directory/Automotive/Repair and Service/Upholstery /site/yellow pages/directory/Automotive/Security
/site/yellow pages/directory/Automotive/Tires
/site/yellow pages/directory/Automotive/Towing
/site/yellow pages/directory/Automotive/Trucks
/site/yellow pages/directory/Automotive/Trucks/Dealers
/site/yellow pages/directory/Automotive/Trucks/Parts
/site/yellow pages/directory/Automotive/Trucks/Rental
/site/yellow pages/directory/Automotive/Trucks/Repair and Service

AutoWeb Banner Pages:

http://events.yahoo.com/Net_Events/Recreation/Automotive/
http://sports.yahoo.com/rac/nascar
----------------------------------
http://chat.yahoo.com/?room=Car%20Chat
--------------------------------------
http://my.yahoo.com/

                                     xxvii
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                   AutoWeb Banner for Run of Site (Exhibit B)


                            [LOGO DESCRIPTION HERE]

This is an example of the placement for the AutoWeb banner for Yahoo Run of Network.

EXECUTION COPY


     AutoWeb Button on Category Pages and Search Result Pages (Exhibit B)


                            [LOGO DESCRIPTION HERE]

This is an example of placement for the AutoWeb buttons on category pages and search result pages.


                            [LOGO DESCRIPTION HERE]

This is an example of placement for the AutoWeb buttons within Yahoo Message Boards.

EXECUTION COPY


          AutoWeb Button and Modules in Yahoo Classifieds (Exhibit B)

                            [LOGO DESCRIPTION HERE]   This is an example of
                                                      placement for the AutoWeb
                                                      Button on the AutoWeb
                                                      Classified Pages

This is an example of placement for the AutoWeb Module in Yahoo Auto Classifieds. This module shall not be fixed on such pages, but will rotate with other promotions.

                   AutoWeb Button and Modules in Yahoo Autos

                            [LOGO DESCRIPTION HERE]   This is an example of
                                                      placement for the AutoWeb
                                                      Button on the Yahoo Autos
                                                      Page

This is an example of placement for the AutoWeb Module in Yahoo Autos. This module shall not be fixed on such pages, but will rotate with other promotions.

EXECUTION COPY


               AutoWeb Button in Yahoo Yellow Pages (Exhibit B)

                            [LOGO DESCRIPTION HERE]      This is an example of
                                                         placement for the
                                                         AutoWeb Button in Yahoo
                                                         Yellow Pages.


This is an example of placement for the AutoWeb Module in Yahoo Yellow Pages. This module shall not be fixed on such pages, but will rotate with other promotions.

EXECUTION COPY


              Yahoo Front Page Promotional Placement (Exhibit B)

                            [LOGO DESCRIPTION HERE]

The NECX banner is an example of placement for AutoWeb front page promotional placement as stated in this agreement.

EXECUTION COPY


                                   EXHIBIT C
                           Wire Transfer Instructions

Yahoo's Bank Information:

Institution Name:                 [*]
Institution Address:              [*]
ABA:                              [*]
Beneficiary Name:                 Yahoo! Inc.
Beneficiary Account Number:       [*]

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

EXECUTION COPY
CONFIDENTIAL


                                   EXHIBIT D
                       (Front Page Promotion Guidelines)

The Front Page Promotion shall be in the form of a banner advertisement and subsequent promotion pages, and shall have the following specifications and characteristics (references to the "sponsor" apply to the advertiser on whose behalf the front page promotion is run).

Banner Specifications:
---------------------

Size:  230 pixels wide by 33 pixels high.  File size must not exceed 3k.

The banner can animate for a period of not more than 6 seconds. No endless looping is permitted.

For a 14 day promotion campaign, the sponsor may run up to 6 different banners that will rotate equally.

Background Color: Backgrounds which are not transparent must have a color(s) which are using a HSB color space, between 0% and 50% in saturation, and between 50% and 80% in brightness. The hue may be any value. Yahoo reserves the right to define the portions of a submitted image that comprises the background. Transparent backgrounds are permitted.

All banners are subject to aesthetic and content approval by Yahoo. All artwork must be submitted to Yahoo at least five (5) business days prior to the promotion's launch date. Yahoo reserves the right to review, reject or modify any part of any creative at its sole discretion. The sponsor shall ensure that their promotion complies in all respects with applicable laws and regulations. The sponsor expressly understands and agrees that the approval of the official rules for any promotion by Yahoo shall not constitute an opinion as to the legal appropriateness or adequacy of such rules or their manner of use.

Sweepstakes Prizes:  Yahoo requires that front page promotion sponsors provide a
------------------
prize package of a minimum retail value. Values for different types of front page promotions are set forth below.

Type of Promotion:
                             Prize Package Minimum
 Front Page Banner            $[*]
 Front Page Text              $[*]

 Prize values for multi-sponsored promotions vary.


Sponsor is responsible for all shipping/handling charges and any other expenses associated with prize fulfillment.

Sponsor is responsible for sending 1099 notifications to the promotion winners and the IRS.

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.


                                      ii
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Sponsor shall deliver prizes to winning contestant within six (6) weeks of the promotion's conclusion.


Sponsor hosted promotions.
-------------------------

A standard promotion hosted by the sponsor shall consist of the following:

Banner(s) or text links on a Yahoo hosted page that link to the sponsor hosted promotion jump page.

A jump page consisting of promotion graphics, client graphics, copy/content and contest description.

A rules page consisting of official rules that govern the promotion.

An entry form page consisting of promotion graphics and the entry form.   The
entry form shall include the following disclaimer located directly next to the "submit" button.

(Sponsor's Name) is solely responsible for the use of this information.

A thank you page consisting of graphics and text.

Total size of all graphics on each promotion page must be less than 35K. This is to optimize loading times for contestants and to reduce the amount of people that turn away from the promotion before the page loads.

If sponsor host's the promotion, sponsor further agrees to the following:

To allow Yahoo engineers to run a stress test program to test the sponsor's server(s) capacity. A mutually agreed upon time will be arranged with sponsor to run this test program, which simulates the traffic level that can be expected from a front page promotion. Sponsor shall make necessary modifications to its server capacity so that it will pass such test prior to the start date of the promotion.

Submit promotion URLs at least five (5) business days prior to the starting date of the promotion for Yahoo final approval (which may include Yahoo required modifications to the promotion).

Sponsor may not post any contest page until it receives final approval of the entire page from Yahoo.

Yahoo reserves the right to access all aggregate information captured on entry form submissions through the promotion. Sponsor agrees to provide such information to Yahoo immediately upon Yahoo's request. Yahoo's use of this information will be restricted to internal purposes.

                                      iii
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CONFIDENTIAL


Traffic sent to sponsor home page.
---------------------------------

In order to send traffic from the promotional banner on Yahoo directly to a sponsor's home page instead of a jump page, the following requirements must be met, with no exceptions:

Sponsor agrees to create a customized prominent graphic dedicated to prize/contest details to be displayed on sponsor's home page. Such graphic shall always be above the fold of the sponsor's home page and link directly to the sweepstakes page/entry form.

Total pixel area of the graphic must be at least 28,080 k or the equivalent of a 468x60 banner.

All artwork/creative must be submitted to Yahoo at least five (5) business days prior to the promotion's start date.

Yahoo reserves the right to review, reject or modify any part of any creative at its sole discretion.

Sponsor shall be responsible for the design, layout, posting and maintenance of the promotion pages.

Sponsor shall operate the contest on computers and network hardware under its ownership or control.

                                      iv
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CONFIDENTIAL


                                   EXHIBIT E
                              AUTOWEB COMPETITORS


Auto by Internet
CarsDirect
CarOrder
AutoNation
Autobytel
Dealernet
Autovantage
Carpoint
Carsmart
Autotown
Cars.com
Autoconnect
Priceline.com
Stoneage
Lithia
First American Automotive
United Automotive Group
Cobalt
Chrome.com
Cost Co.'s auto buying service
First Auction - Auto Auctions
UBid - Auto Auctions
Amazon - Auto Auctions
E-Bay-Auto Auctions
openauto.com
Respond.com's auto buying service
Classifieds 2000
Kelly Blue Book
Edmunds
Automall USA
Consumer Car Club
InvoiceDealers.com

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CONFIDENTIAL



                                   EXHIBIT F
                   AUTOWEB BANNER PAGEVIEW DELIVERY SCHEDULE


               Run of Network          My Yahoo Category
 Sept99            [*]                        [*]
 Oct 99            [*]                        [*]
 Nov 99            [*]                        [*]
 Dec 99            [*]                        [*]
 Jan 00            [*]                        [*]
 Feb 00            [*]                        [*]
 Mar 00            [*]                        [*]
 Apr 00            [*]                        [*]
 May 00            [*]                        [*]
 Jun 00            [*]                        [*]
 July00            [*]                        [*]
 Aug 00            [*]                        [*]
 Sept00            [*]                        [*]
 Oct 00            [*]                        [*]
 Nov 00            [*]                        [*]
 Dec 00            [*]                        [*]
 Jan 01            [*]                        [*]
 Feb 01            [*]                        [*]
 Mar 01            [*]                        [*]
 Apr 01            [*]                        [*]
 May 01            [*]                        [*]
 June01            [*]                        [*]
 July01            [*]                        [*]
 Aug 01            [*]                        [*]

                   [*]                        [*]

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                      ii